Note Payable	12 Months Ended
Dec. 31, 2011
Note Payable [Abstract]
Note Payble
NOTE 9.	NOTE PAYABLE

The Company has a line of credit with a financial institution that was later taken into receivership in 2010. Under the terms of the line of credit, the Company could borrow funds during the first two years "draw period" of the agreement. During the "draw period," interest only payments were due on a quarterly basis. Effective September 1, 2006, the Company was required to begin amortizing the loan over a ten year period maturing June 1, 2016 through equal annual principal payments and accrued interest payments due quarterly. This line of credit is secured by the outstanding shares of Capitol City Bank & Trust common stock. As of December 31, 2011 and 2010, total borrowings under this line of credit were $275,250.

On April 10, 2009, certain terms of the line of credit were modified including the increase in the interest rate to prime plus 3.00%. The Company is required to make principal payments of $45,875 per quarter together with accrued interest. Payments totaling $91,750 were due in 2011 and $183,500 were due in 2010, but were not paid and a waiver has not been provided by the lender due to the receivership of the originating institution. At December 31, 2011, the Company remains in the process of renewing the note subject to regulatory approval of the proposed terms and conditions. Under the terms of the note, the lender has the right to call the note due and payable; however, payment of such would likely be subject to regulatory approval of the FDIC since the source of payments of this note is from the holding company which derives its cash from dividends paid from the Bank. However, as of December 31, 2011, the Bank is unable to pay dividends to the holding company due to the consent order with the FDIC.

Contractual maturities of the note payable are as follows:

2012	$275,250
2013	—

Total	$275,250